AUGUST 9, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SMALL COMPANY HLS FUND

SUMMARY PROSPECTUS DATED MAY 1, 2018

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2018, AS SUPPLEMENTED MAY 11, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective August 31, 2018, Mammen Chally, CFA will no longer serve as a portfolio manager to the Hartford Small Company HLS Fund (the “Fund”). Steven C. Angeli, CFA and John V. Schneider, CFA will continue to serve as portfolio managers to the Fund. Mr. Chally’s portfolio manager responsibilities are expected to transition to Mr. Angeli. Effective August 31, 2018, the principal investment strategy is also being revised to reflect the removal of the sleeve managed by Mr. Chally. Accordingly, the above referenced Summary Prospectus and Statutory Prospectus are revised as follows effective August 31, 2018:

(1)	Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus and “Hartford Small Company HLS Fund Summary Section - Principal Investment Strategy” in the above referenced Statutory Prospectus, the fourth sentence is deleted in its entirety.

(2)	Under the heading “Principal Risks” in the above referenced Summary Prospectus and “Hartford Small Company HLS Fund Summary Section - Principal Risks” in the above referenced Statutory Prospectus, “Asset Allocation Risk” is deleted in its entirety.

(3)	Under the heading “Management” in the above referenced Summary Prospectus and “Hartford Small Company HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the third and fourth sentence above the portfolio manager table and the information for Mammen Chally, CFA in the portfolio manager table are deleted in their entirety.

(4)	Under the heading “Additional Information Regarding Investment Strategies and Risks – Small Company HLS Fund” in the above referenced Statutory Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

The Fund uses fundamental analysis to identify specific securities for purchase or sale. The Fund primarily invests in growth oriented stocks, but may invest in value oriented stocks as opportunities arise. Wellington Management looks at a number of factors as part of its fundamental analysis, such as revenue and earnings growth rate, market position, market trends, management quality, and other related measures of valuation and growth potential. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

(5)	Under the heading “More Information About Risks,” the “✓” next to “Asset Allocation Risk” for the Small Company HLS Fund is deleted in the risk table.

(6)	Under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Small Company Fund” in the above referenced Statutory Prospectus, the first and third paragraph are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7405	August 2018